UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.-)

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VALUE LINE, INC.
(Name of Registrant as Specified In Its Charter)

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VALUE LINE, INC.

485 Lexington Avenue
New York, New York 10017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of the Shareholders of Value Line, Inc. (the “Company”) will be held on September 29, 2016, at 10:00 a.m. at the offices of Day Pitney LLP, located at 7 Times Square, New York, NY 10036 for the following purposes:

●	Election of directors; and

●	To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on August 3, 2016 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

If you hold shares in your name and plan to attend the Annual Meeting, please bring your admission ticket included with the Proxy Statement as well as a form of government issued photo identification. If your shares are held indirectly in the name of a bank, broker or other nominee (in “street name”), please also request a letter or some other evidence of ownership from your bank, broker or other authorized representative, as well as proper authorization to you if you wish to vote your shares in person, and bring these documents to the Annual Meeting. Directions to the Annual Meeting may be obtained by sending an e-mail request to vlcr@valueline.com or calling 212-907-1500.

We urge you to vote on the business to come before the meeting by promptly executing and returning the enclosed proxy in the envelope provided or by casting your vote in person at the meeting.

By order of the Board of Directors,

Howard A. Brecher
Chief Executive Officer & Chairman of the Board of Directors

New York, New York
August 29, 2016

VALUE LINE, INC.

485 Lexington Avenue
New York, New York 10017

ANNUAL MEETING OF SHAREHOLDERS — SEPTEMBER 29, 2016

PROXY STATEMENT

The following information is furnished to each shareholder in connection with the foregoing Notice of Annual Meeting of Shareholders of Value Line, Inc. (“Value Line” or the “Company”) to be held on September 29, 2016. The enclosed proxy is for use at the meeting and any adjournments thereof. This Proxy Statement and the form of proxy are being mailed to shareholders on or about August 29, 2016.  In 2016, the Company chose to post our proxy materials on a public Internet Web site and provide shareholders with a Notice of Internet Availability of Proxy Materials in place of the complete proxy package. The Notice is being mailed on August 19th, at least forty days prior to the meeting.

The enclosed proxy is being solicited by and on behalf of the Board of Directors of the Company (the “Board”). A proxy executed on the enclosed form may be revoked by the shareholder at any time before the shares are voted by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy or by attending the meeting and voting in person. The shares represented by all proxies that are received by the Company in proper form will be voted as specified. If no specification is made in a proxy, the shares represented thereby will be voted for the election of the Board’s nominees as Directors and in the best judgment of the individuals holding the proxies upon such other matters as may properly come before the meeting.

The expense in connection with the solicitation of proxies will be borne by the Company.

INFORMATION ABOUT VOTING

Only holders of Common Stock of record at the close of business on August 3, 2016 will be entitled to vote at the meeting. On that date, there were 9,723,875 shares of Common Stock outstanding, the holders of which are entitled to one vote per share.

Under the New York Business Corporation Law (the “BCL”) and the Company’s By-Laws, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum of shareholders to take action at the Annual Meeting. For these purposes, shares which are present, or represented by a proxy, at the Annual Meeting, including abstentions and “broker non-votes” (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its client) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Brokers may no longer use discretionary authority to vote shares of Common Stock held for clients on any of the matters to be considered at the Annual Meeting. Accordingly, it is important that, if your shares are held by a broker, you provide written instructions to your broker so that your vote with respect to the election of directors is counted.

At the Company’s annual meeting held on September 16, 2014, the shareholders voted that future non-binding shareholder advisory votes on executive compensation (“say-on-pay”) should occur every three years. An advisory vote on say-on-pay and say-when-on-pay will next occur at the annual meeting to be held in calendar 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of August 3, 2016 as to shares of the Company’s Common Stock held by persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Arnold Bernhard & Co., Inc.(1) 485 Lexington Avenue New York, NY 10017	8,633,733	88.8%

(1)	Jean B. Buttner owns all of the outstanding voting stock of Arnold Bernhard & Co., Inc. (“AB&Co.”).

The following table sets forth information as of August 3, 2016 with respect to shares of the Company’s Common Stock owned by each nominee for director of the Company, by each executive officer listed in the Summary Compensation Table and by all named executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Howard A. Brecher	1,200	*
Stephen R. Anastasio	500	*
Mary Bernstein	200	*
Stephen P. Davis	200	*
Alfred R. Fiore	300	*
Glenn J. Muenzer	200	*

All directors and executive officers as a group (6 persons)	2,600	*

*Less than one percent

CORPORATE GOVERNANCE

Role of the Board of Directors

Our Board plays an active role in overseeing management and representing the interests of shareholders. Directors are expected to attend Board meetings and the meetings of committees on which they serve. Directors are also in communication with management as needed between formal meetings. During the fiscal year ended April 30, 2016 (“fiscal 2016”), there were four meetings of the Board of Directors. Each director elected last year attended 75% or more of the meetings of the Board of Directors and of each committee on which they served during the fiscal year. The Company does not have a policy on attendance by directors at the Company’s Annual Meeting. Two members of the Board attended the 2015 Annual Meeting.

Board Leadership Structure

The Company’s current practice is to combine the roles of Chief Executive Officer (“CEO”) and Chairman.  The Board has determined that combining these positions serves the best interests of the Company and its shareholders.  Board oversight is enhanced by the fact that the Board’s key committees – Audit and Compensation–are comprised entirely of independent directors. The Board has not designated any independent director as the lead independent director.

The Board believes that the Company’s CEO is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the consideration and execution of strategy. The Board believes that the combined position of Chairman and Chief Executive promotes the development of policy and plans, and facilitates information flow between management and the Board, which is essential to effective governance.

The Board’s Role in Risk Oversight

The Board executes its oversight responsibility for risk management directly and through its Committees, as follows:

●

The Audit Committee has primary responsibility for addressing reporting and control policies with management and the Company’s independent auditor, as appropriate, including risk oversight with respect to the Corporation’s major business and financial risk exposures. It provides the Board with advice and recommendations regarding the ongoing development of risk oversight, and ethical and management policies that set out the respective roles and accountabilities of the Board, the Committee, management and employees.  The policies cover the areas of risk oversight, compliance and control mechanisms, and assessment of effectiveness.  The Audit Committee’s meetings include discussions of risk throughout the year.

●

The Board’s other standing policy-making committee, which is the Compensation Committee, oversees risks associated with its area of responsibility.  The Compensation Committee believes that risks arising from the Company’s existing compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

●

The Board also considers risks relating to the Company’s financial and strategic plans, in part by receiving regular reports from the heads of corporate departments and those responsible for our principal business activities and passive investments.  These reports are provided in connection with regular Board meetings and are discussed with department heads and management at Board meetings. Once a year the Board also receives an audited report pertaining to the Company’s passive investment in EULAV Asset Management LLC.

Risk Consideration in Compensation Program

The Company's primary business currently is producing investment research and related publications and making available copyright data.

Base salary has continued to be the largest component of the Company's compensation program for nearly all publishing business managers. Compensation of the CEO is set by the Board based upon the recommendation of the Compensation Committee of the Company’s Board. Not only is base salary a fixed amount and thus inherently not subject to manipulation, but the fact that it represents a substantial portion of employees’ total compensation lessens the possibility that an employee will focus on incentives, such as variable bonuses, that might expose the Company to excessive risk.

The major element of the Company's compensation program for non-senior executive employees also consists of base salary. Fewer than 5% of employees typically receive additional cash compensation in the form of bonuses based on annual achievement. The Company’s expanded force of sales representatives may receive a significant portion of their earnings from commissions. Salary adjustments and bonuses generally are decided by the CEO following the completion of the fiscal year if it is determined that an employee’s compensation is not in parity with competing employers or if the employee has taken on additional work responsibilities, or if an employee, under the supervision of senior management, contributed to the reduction of Company costs or increased revenues or profits. The Company believes the award process of thoughtful review following the fiscal period creates appropriate incentives to increase long-term shareholder value without unduly exposing the Company to manipulation of the incentive process or other material adverse risks. In the Company's view, its compensation approach including the incentive (bonus) program as an element of its compensation program is unlikely to create risks that could have a material adverse effect on the Company.

A number of sales representatives receive a substantial portion of their total compensation in the form of sales commissions. The Company believes its controls, including standard sales terms, fixed commission percentages, and careful accounting controls, prevent the commission plan from leading sales executives or representatives to take undue risks on behalf of the Company.

The Company recognizes that, under any incentive program, there is some level of risk that employees may attempt to manipulate the intent of the program through excessive risk taking. The Company believes that because it is a relatively small organization with close interaction among senior executives and other managers, undue risk can be foreseen and avoided. Further, its internal controls and the structure of its incentive and commission programs mitigate this risk in the following ways:

●	Base salary has been the principal component of the Company’s compensation program.

●	The Board, based on the recommendation of the Compensation Committee, determines the base salary and incentive compensation award for the CEO.

●

Incentive compensation decisions for all employees other than the CEO and sales representatives compensated with commissions employ multiple factors including subjective factors. The range of factors considered in determining bonus compensation discourages undue focus on any one metric so that employees are not motivated to try to manipulate a single metric in order to generate higher compensation.

●

Financial performance measures used for bonus and base salary decisions include a mix of considerations that are aligned with operating and strategic plans rather than being based solely on sales or revenue targets. These measures foster a culture in which employees understand that the evaluation of their achievements and compensation is unlikely to be materially affected by their own excessive risk taking.

●

Annual bonus determinations are made after the completion of the fiscal year, which discourages employees from focusing on select fixed numerical goals that could lead them to take excessive risks during the course of the year and, in the Company’s view, creates appropriate incentives to increase long-term shareholder value without unduly exposing the Company to manipulation of the incentive process or other material adverse risks.

●

The Company has a code of ethics and business conduct applicable to all of its employees, which is supported by a number of compliance or control mechanisms. The Company believes these measures help to create an atmosphere that discourages excessive risk taking.

●

The Company does not have in place employment incentive agreements with the executive officers, and all employees are at-will. The Company believes that this discourages short-term risk taking as employees are exposed to risks of failure, as well as the rewards of success.

The foregoing represents a consensus view of management concerning the Company's long-held compensation philosophy rather than the product of any formal procedure. Management believes that the evaluation of the compensation program enables it to provide appropriate rewards and incentives for successes by employees while appropriately managing risks.

Identifying and Evaluating Nominees for Directors

The Company does not have a standing nominating committee and there is not a written charter governing the nomination process. Nominations are made annually by the Board of Directors. The Board feels it is appropriate for the full Board to serve this function, noting that the Company has a relatively small Board.

The Board’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election. There is no difference in the manner in which the Board evaluates persons recommended by directors or officers and persons recommended by shareholders in selecting Board nominees. The Board gives no special consideration to diversity in identifying director nominees. All current nominees for director were nominated by the Board.

To be considered in the Board’s selection of Board nominees, recommendations from shareholders must be received by the Company in writing by at least thirty (30) (but not more than sixty (60)) days prior to the shareholders’ meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided that if less than forty (40) days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company as provided herein not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the meeting was mailed or the day on which public disclosure was made. Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such persons that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company’s books, of such shareholder proposing such nomination and any other shareholders known by such shareholder to be supporting such nomination, and (ii) the class and number of shares which are beneficially owned by such shareholder. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered.

Any shareholder or other interested party who desires to communicate with any director may do so by writing to the director, c/o Value Line, Inc., 485 Lexington Avenue, 9th floor, New York, NY 10017.

PROPOSAL 1. ELECTION OF DIRECTORS

Independent Directors

Our shares of Common Stock are quoted on the NASDAQ Capital Market (“NASDAQ”). Mr. Davis, Mr. Fiore, and Mr. Muenzer qualify as independent directors under the rules of NASDAQ, which preclude a finding of independence if the director is employed by the Company or has engaged in various types of business dealings with the Company. Although NASDAQ’s listing requirements generally require that a majority of the board of directors be comprised of independent directors, there is an exemption for “controlled companies,” which are companies of which more than 50% of the voting power is held by an individual, a group or another company. Because AB&Co., Inc. owns 88.5% of the outstanding voting stock of the Company as of August 3, 2016, the Company is a “controlled company” and is not subject to this requirement.

In reaching its conclusion that each of Messrs. Davis, Fiore, and Muenzer is independent, the Board determined that there were not any relationships that would interfere with the exercise of his respective independent judgment. The Board has established an Audit Committee which consists of Messrs. Davis, Fiore, and Muenzer. All members of the Audit Committee are independent, as independence for audit committee members is defined in NASDAQ’s listing standards. The Audit Committee held four meetings during fiscal 2016 to discuss audit and financial reporting matters with both management and the Company’s independent registered public accountants.

The Board has determined that Mr. Muenzer is an “audit committee financial expert” (as defined in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and qualifies as an independent director under the rules of NASDAQ. The Board believes that the experience and financial sophistication of the members of the Audit Committee are sufficient to permit the members of the Audit Committee to fulfill the duties and responsibilities of the Audit Committee. All members of the Audit Committee meet the NASDAQ Stock Market’s audit committee financial sophistication requirements. The Board of Directors has adopted and annually reviewed a written charter for the Audit Committee. The Audit Committee charter is available on the Company’s website at http://www.valueline.com/About/Audit_Committee_Charter.aspx

The Board has also established a Compensation Committee consisting of Mr. Davis, Mr. Fiore, and Mr. Muenzer. The Committee held telephonic discussions and an in-person meeting following the close of fiscal year 2016 to consider the compensation of the CEO.

Information concerning the nominees for directors appears in the following table. Except as otherwise indicated, each of the following has held an executive position with the companies indicated for at least five years.

Nominee, Age as of June 30, 2016 and Principal Occupation	Director Since

Howard A. Brecher* (62). Chairman and Chief Executive Officer of the Company since October 2011; Acting Chairman and Acting Chief Executive Officer of the Company from November 2009 until October 2011; Chief Legal Officer; Vice President and Secretary of the Company from prior to 2005 until January 2010; Vice President and Secretary of the Value Line Funds from June 2008 until December 2010; Secretary of EAM LLC from February 2009 until December 2010; Director and General Counsel of AB&Co., Inc. since prior to 2005. Mr. Brecher has been an officer of the Company for more than 20 years. In addition to his current roles with the Company, he has also served as Secretary of the Company and as a senior officer of significant affiliates of the Company. Mr. Brecher is a graduate of Harvard College, Harvard Business School and Harvard Law School. He also holds a Master’s Degree in tax law from New York University.

1992
Stephen P. Davis (64). Deputy Commissioner, New York City Police Department (“NYPD”), since January, 2014. Managing Member, Davis Investigative Group, LLC from 2001 to 2013. Mr. Davis serves as a senior appointed official in the NYPD from which he retired in 1992 as a uniformed senior officer. He successfully managed his own business servicing the financial services industry and other clients for more than 11 years.	2010
Alfred R. Fiore (60). Retired Chief of Police, Westport, CT. Mr. Fiore served as the senior official of a municipal department with both executive and budget responsibilities. He was Chief of Police, Westport, CT from 2004 to 2011 and was a member of that Police Department for more than 33 years.	2010

Glenn J. Muenzer (59). Special Agent (Retired), Federal Bureau of Investigation (the “FBI”) from 1991 to 2012. Mr. Muenzer is an accomplished law enforcement professional with extensive law enforcement and financial investigative experience. Prior to joining the FBI, Mr. Muenzer was Vice President and Manager of Internal Audit at Thomson McKinnon Securities, Inc.; Assistant Vice President of Internal Audit at EF Hutton; Senior Auditor with Deloitte. Mr. Muenzer is a Certified Public Accountant and Certified in Financial Forensics.	2012
Stephen R. Anastasio* (57). Vice President of the Company since December 2010; Treasurer since September 2005 and Director since February 2010. Mr. Anastasio has been employed by Value Line, Inc. for more than 25 years. In addition to his current roles with the Company, he has served as Chief Financial Officer, Chief Accounting Officer and Corporate Controller of the Company. Mr. Anastasio is a graduate of Fairleigh Dickinson University and is a Certified Public Accountant.	2010
Mary Bernstein* (66). Director of Accounting of the Company since 2010; Accounting Manager of the Company from 2000 to 2010. Mrs. Bernstein holds an MBA Degree in Accounting from Baruch College of CUNY and is a Certified Public Accountant. Mrs. Bernstein has been employed by Value Line, Inc. for more than 20 years.	2010

* Member of the Executive Committee of the Board of Directors.

Director Qualifications

When considering whether directors and nominees possess the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board focused primarily on the information discussed in each of the directors’ individual histories set forth above. In particular, with regard to Mr. Brecher, the Board considered his over 20 years experience with the Company in both legal and operational roles, as well as his extensive knowledge of the Company’s product lines and operational structure. With regard to Mr. Davis, the Board considered that he managed his own business serving a number of clients in financial services and other industries, and has served as a senior officer in one of the nation’s largest municipal police departments. With regard to Mr. Fiore, the Board considered that he served as the Chief of Police of Westport, Connecticut – responsible for overseeing law enforcement activities and managing a highly visible and critical governmental function with all of its attendant legal, financial and operational concerns. With respect to Mr. Muenzer, who serves as financial expert on the Audit Committee, Mr. Muenzer has extensive financial investigative and supervisory experience with the FBI in New York and as a Certified Public Accountant and internal audit executive. The Board considered that Mr. Anastasio had more than 25 years experience with the Company in his roles as Corporate Controller, CFO and Treasurer. The Board also considered that Mr. Anastasio is a Certified Public Accountant with extensive knowledge of corporate taxation regulations. Mrs. Bernstein has been Accounting Manager or Director of Accounting with the Company for more than 15 years and is a Certified Public Accountant who has focused on the Company’s operational and reporting areas.

The Board of Directors recommends that you vote “For” each of the nominees for director set forth in this proposal. Proxies solicited by the Board of Directors will be so voted unless stockholders specify a contrary vote. Each nominee shall be elected by a plurality of the votes cast with respect to the election of such nominee. Abstentions and “broker non-votes” (see “Information About Voting” above in this Proxy Statement) do not count as votes cast “For” or “Against” the nominee’s election.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal years ended April 30, 2016, 2015 and 2014 of the executive officers of the Company. As of the end of fiscal 2016, the Company has two executive officers, Messrs. Brecher and Anastasio, each of whom is included in the table below. Messrs. Brecher and Anastasio are collectively referred to elsewhere in this Proxy Statement as the Company’s “Named Executive Officers.”

Annual Compensation
				All Other
Name and Principal	Fiscal	Salary	Bonus	Compensation	Total
Position	Year	($)	($)	(a)($)	($)
Howard A. Brecher	2016	550,000	180,000	10,203	740,203
Chairman, CEO,	2015	500,000	174,375	10,070	684,445
President	2014	400,000	300,000	9,027	709,027
Stephen R. Anastasio	2016	375,000	140,000	10,203	525,203
Vice President and	2015	325,000	113,750	10,070	448,820
Treasurer	2014	300,000	100,000	9,027	409,027

(a)

Employees of the Company are members of the Profit Sharing and Savings Plan (the “Plan”). The Plan provides for a discretionary annual contribution out of net operating income which is (subject to legal limitations) proportionate to the salaries of eligible employees. The Company made contributions for fiscal 2016, fiscal 2015 and fiscal 2014. Each employee’s interest in the Plan is invested in such proportions as the employee may elect in shares of one or more of the investment funds which are available for investment by Plan participants. Contributions under the Plan vest in accordance with a schedule based upon the employee’s length of service and are payable upon request at the time of the employee’s retirement, death, total disability, or termination of employment. The amounts in the “All Other Compensation” column represent the Named Executive officer’s proportionate interest in Company contributions for the relevant fiscal years.

Compensation of Directors

A director who is also an employee of the Company receives no compensation for his or her service on the Board in addition to that compensation which he receives as an employee. A director who is not an employee of the Company is paid a director’s fee of $25,000 per year. Members of the Audit Committee are paid an additional fee of $15,000 per year, while the Chairman of the Audit Committee is paid $20,000 per year. Compensation for other committee service is determined by the Board from time to time. The following table shows the amount of fees paid to all non-employee directors during fiscal 2016.

Name	Fees Earned or Paid in Cash ($)
Stephen P. Davis	$40,000
Alfred R. Fiore	$40,000
Glenn J. Muenzer	$45,000

Each of Messrs. Davis, Fiore, and Muenzer serves on both the Audit Committee and the Compensation Committee of the Board.

Certain Relationships and Related Party Transactions

Transactions with Related Persons

Since May 1, 2015, the Company did not participate, and at the date of this Proxy Statement does not propose to participate, in any transaction in which any of the directors, executive officers, any beneficial owner of more than 5% of the Company’s common stock, nor any of their immediate family members, had a material direct or indirect interest, except that the Company was reimbursed $164,000 for payments it made on behalf of and services it provided to AB&Co., which reimbursement was reviewed and approved by the Company’s Board of Directors. In addition, none of the directors or executive officers of the Company or any of their immediate family members is or has been indebted to the Company.

AB&Co. utilizes the services of officers and employees of the Company to the extent necessary to conduct its business. The Company and AB&Co. allocate costs for office space, equipment and supplies and staff pursuant to a servicing and reimbursement arrangement. At April 30, 2016, the Company held no receivable due from AB&Co. In addition, the Company is included in the consolidated federal income tax return filed by AB&Co. and pays to AB&Co. an amount equal to the Company's liability as if it filed a separate federal income tax return. A tax-sharing arrangement allocates the tax liabilities of the two companies between them. For fiscal 2016, the Company made payments to AB&Co. for federal income taxes amounting to $3,545,000.

 Policies with Respect to Transactions with Related Persons

The Company has adopted a Code of Business Conduct and Ethics which sets forth legal and ethical standards of conduct for all directors, officers and employees of the Company. The Code of Business Conduct and Ethics describes the Company’s policy on conflicts of interest and is available on the Company’s website located at www.valueline.com/about/code_of_ethics.aspx. Pursuant to the Code and Company policy, the Board will review all related party transactions as provided in the policy.

The Code requires approval or ratification by the Audit Committee of any transaction directly or indirectly involving any “Related Party” that would need to be disclosed under Item 404 (a) of the SEC’s Regulation S-K. Under Item 404 (a), the Company is required to disclose any transaction occurring since the beginning of the Company’s last fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000, and in which any Related Party had or will have a direct or indirect material interest, other than transactions generally available to all employees. “Related Party” includes a director (which term includes any director nominee), a named executive officer, i.e., CEO, CFO, and up to three other officers if any, in the proxy statement compensation table, a person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock, or a person known by the Company to be an immediate family member of any of the foregoing.

All Related Party transactions since the beginning of fiscal 2016 were approved consistent with the Code and Company policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of its equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than ten percent shareowners are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based on the Company’s review of the copies of such forms that it has received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its executive officers, directors and greater than ten percent beneficial owners complied with applicable SEC filing requirements during fiscal 2016.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of the independent directors whose names appear at the end of this report. Management is responsible for Value Line’s internal controls and the financial reporting process. Value Line’s independent registered public accounting firm is responsible for performing an independent audit of Value Line’s annual consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and review these processes and the activities of Value Line’s independent registered public accounting firm. The Audit Committee members are not acting as professional accountants or auditors, and their responsibilities are not intended to duplicate or certify the activities of management and the independent registered public accounting firm or to certify the independence of the independent registered public accounting firm under applicable rules.

In this context, the Audit Committee has met to review and discuss Value Line’s audited consolidated financial statements as of April 30, 2016 and for the fiscal year then ended, including Value Line’s specific disclosure under management’s discussion and analysis of financial condition and results of operations and critical accounting estimates, with management and with Horowitz & Ullmann, P.C., Value Line’s independent registered public accounting firm. The Audit Committee has discussed with Horowitz & Ullmann, P.C., the matters required to be discussed by Statement on Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”).

Horowitz & Ullmann, P.C. provided a report to the Audit Committee describing Horowitz & Ullmann, P.C.’s internal quality-control procedures and related matters. Horowitz & Ullmann, P.C. also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding Horowitz & Ullmann, P.C.’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Horowitz & Ullmann, P.C. the firm’s independence. When considering the independence of Horowitz & Ullmann, P.C., the Audit Committee considered, among other matters, whether Horowitz & Ullmann, P.C.’s provision of non-audit services to Value Line is compatible with maintaining the independence of Horowitz & Ullmann, P.C.

Based on the reviews and discussions with management and Horowitz & Ullmann, P.C. referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements as of April 30, 2016 and for the fiscal year then ended be included in Value Line’s Annual Report on Form 10-K for such fiscal year. Horowitz & Ullmann, P.C. was also selected as Value Line’s independent registered public accounting firm for the fiscal year 2016.

Stephen P. Davis
Alfred R. Fiore
Glenn J. Muenzer

Audit Committee
of the Board of Directors

Audit and Non-Audit Fees

The following table illustrates for the fiscal years ended April 30, 2016 and 2015, the fees paid to the Company’s independent auditor, Horowitz & Ullmann P.C., for services provided:

	2016	2015
Audit fees	$148,000	$144,850
Audit-related fees	31,700	6,625
Tax-related fees	137,395	105,568
Total fees	$317,095	$257,043

In the above table, in accordance with the SEC's definitions and rules, “audit fees” are fees the Company paid Horowitz & Ullmann, P.C. for professional services for the audit of the Company's consolidated financial statements for the fiscal years ended April 30, 2016 and 2015 included in Form 10-K and the review of consolidated condensed financial statements included in Form 10-Qs and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

The Company’s Audit Committee reviews all fees charged by the Company’s independent auditors and monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the independent auditors and fees charged. All audit and permissible non-audit services in fiscal 2016 and fiscal 2015 were pre-approved pursuant to these procedures.

COMPENSATION COMMITTEE REPORT

The Company’s executive compensation program is designed to promote the Company’s attraction and retention of capable and experienced executives, to reward successful divisional and corporate performance and to appropriately compensate executives who contribute to the operations and long-term profitability of the Company. The following guidelines have been established to carry out this policy:

(a)	Base salaries and bonuses should be maintained at levels consistent with competitive market compensation; and

(b)	A portion of the executive compensation should reflect the performance of the Company and the individual.

The Compensation Committee process has been consistent for a number of years. After the close of the fiscal year, a compensation consultant is engaged. The consultant determines a group of peer companies to which the consultant and the Committee refer in evaluating the performance and the compensation of the Chief Executive Officer. The Company employs the same peer group when it presents total shareholder return in reference to a peer group as well as in reference to a standard index. The consultant also reviews and reports in broader measures of CEO compensation on other public companies. In light of this established process, more details of which are included in this Proxy Statement in the Compensation Discussion and Analysis, the Committee, which consists only of independent directors, has not found it necessary to adopt a formal charter for its activities.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and has recommended to the Board that it be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2016 filed with the SEC.

Stephen P. Davis

Alfred R. Fiore

Glenn J. Muenzer

Compensation Committee

of the Board of Directors

COMPENSATION DISCUSSION AND ANALYSIS

Scope

The Compensation Committee recommends the structure and level of compensation of the Chief Executive Officer to the Board of Directors, which votes on the recommendations of the Committee. The Committee has not delegated authority over its process to other persons.

Our Pay Philosophy

The central objective of the Company’s compensation program is to attract and retain executives with attributes and skills suitable to the requirements of the Company’s business. Toward this end, the compensation program provides for overall compensation which is competitive with other firms, prevents undue turnover of personnel, and permits the Company to attract a suitable candidate pool for job openings. Throughout the year, management is in contact with recruiters, applicants for employment and other sources that give the Company, on an ongoing basis, insight into compensation policies of other companies.

Increases in the base salary component of compensation incentivize and reward employees to improve their skills and work effectively with peers, and take into account the long term success of the Company as a whole. The cash bonus program, while also taking into account the firm as a whole, allows the CEO to reward outstanding efforts in regard to management and execution of business strategy and efficiency.

Accordingly, the compensation program rewards efforts to achieve the departmental and company-wide goals that are developed between managers and senior executives.

Base Salary

Base salaries for the Company’s executives take into account the compensation levels of similar companies competing in the businesses in which the Company is engaged.

Base salaries for Named Executive Officers other than Mr. Brecher are set with the objective of achieving parity with other organizations with which the Company competes for talent, taking into account the executives’ particular skills and contributions to the Company. While management does not adhere to fixed formulas or inflexible numerical criteria, compensation takes into account the industry and regional norms in formulating the amount of base compensation and bonus. In addition, the Company also considers many factors including responsibilities, experience, work ethic, specialized knowledge and skills and other qualitative items.

Annual Incentive Compensation Plan

With regard to incentive compensation for other executives, the Company’s bonus awards are determined by the CEO after a review of the employees’ accomplishments on behalf of the business. This includes review of the executive’s responsibilities and contribution and leadership in reducing company costs or increasing revenues and profits. The Company believes the award process creates appropriate incentives to increase long-term shareholder value without unduly exposing the Company to material adverse risks.

Bonus targets are set on the basis of multiple position requirements, which cannot be numerically or equally weighted. These are communicated through formal job descriptions; periodic formal and informal meetings; and formal and informal goal-setting, timetables, and discussions of objectives.

Bonus payments are awarded to executives based upon competitive market conditions, individual performance and the success of the Company. The performance of the Company and its departments and attainment of individual/departmental goals and objectives are generally given approximately equal weighting in determining bonuses paid to executive officers.

By considering the compensation of competitive employers, and the degree of success of an executive; achievement of corporate quantitative, qualitative and competitive objectives; and the progress of the business in light of market and economic conditions, the CEO determines individual bonuses and base salary increases.

How We Make Compensation Decisions

Role of the Independent Compensation Consultant

In 2016, the Committee again engaged Steven Hall & Partners (“SH&P”), a nationally recognized executive consulting firm with over 30 years of experience, to advise it.

Following discussions with the Committee at the time of engagement, SH&P was asked to evaluate and construct a peer group of comparable companies which is used by the consultant and Committee to evaluate the CEO’s compensation in the context of Company and peer group financial performance, compensation awarded by the peer firms, and other factors. SH&P also determines if additional research into compensation at a wider group of companies would be helpful to the Committee.

At the request of the Committee, SH&P completes a written report which presents in detail the compensation programs of the peer group as well as data from broad compensation surveys to which SH&P has access. In addition, the report may review and assist in evaluation of the challenges, achievements, and overall performance of the CEO. The consultant then meets in executive session with the Compensation Committee, prior to their determination of their recommendations to the Board, to discuss the report and address any matters of interest to the Committee. The consultant may recommend a bonus or other compensation award, or indicate the competitive range of compensation based on its findings in regard to the peer group companies. The consulting firm’s representative met in person with the full Compensation Committee in July 2016, following earlier telephone discussions.

No conflict of interest issues were raised by the work of SH&P. The Committee also inquired into the independence of SH&P and established that the firm does no work for the Company or any affiliate, apart from its assignment from the Committee in regard to CEO compensation. Revenues for SH&P derived from the Company, constitute less than 5% of the overall revenues of SH&P.

Role of Management

Personnel of the Company are available to assist the Committee and consultant upon request. The CEO and all officers of the Company are available to answer questions of the consultant, who is a senior consultant with the firm engaged by the Committee.

Company personnel are not involved in determining the level or structure of the CEO’s compensation as recommended by the Compensation Committee.

Use of Competitive Compensation Benchmarking

While the Company does not have a formal policy of benchmarking compensation to a particular market level, the Committee does periodically review compensation data for the competitive market to serve as a reference point when making determinations regarding executive pay levels.

At the request of the Compensation Committee, SH&P once again evaluated Mr. Brecher’s compensation in comparison with compensation at the peer group of other corporations in the publishing and information industries developed by SH&P. This comparator group consists of nine comparators that are generally similar in size, industry and scope to Value Line, and which are believed to be appropriate for making pay level determinations (the “Peer Group”).

The 2016 Peer Group consists of the following eight companies:

Autobytel, Inc.	Financial Engines, Inc.
National Research Corp.	Forrester Research, Inc.
Reis, Inc.	Daily Journal Corp.
TheStreet.com, Inc.	Morningstar, Inc.

At the Compensation Committee’s request, SH&P prepared a compensation study which incorporated data derived from Peer Group supplemented with additional data derived from specialized surveys. This study showed that the CEO’s total compensation is positioned between the 25th percentile (lowest quarter) and the median of the competitive compensation marketplace. The consultant also interacted with the Compensation Committee and used various aspects of the peer group’s performance and compensation in helping the Committee arrive at its conclusions.

Chief Executive Officer Compensation

Fiscal 2016 Target Compensation

For fiscal 2016, Mr. Brecher’s base salary was set at $550,000, with a bonus opportunity of $225,000.

Fiscal 2016 Actual Compensation

In determining Mr. Brecher’s annual incentive payment for 2016, the Committee noted Mr. Brecher’s strong leadership and many accomplishments in fiscal 2015, the increase in circulation, record sales in the institutional services segment, and progress with marketing initiatives.

No precise formula or single approach or benchmark was determinative of Mr. Brecher’s compensation. The SH&P Report was only one of the factors utilized by the Committee in setting the compensation of the CEO.

After extensive consideration, taking into account the financial and market circumstances, and Mr. Brecher’s significant accomplishments during fiscal 2016, the Committee recommended that Mr. Brecher’s fiscal 2016 bonus compensation be $225,000 or 100% of the target.

Fiscal 2017 Target Compensation

For fiscal 2017, the Committee recommended that Mr. Brecher’s base salary be $575,000 and the target bonus opportunity be $225,000 (approximately 40% of base salary), representing a continuation of the compensation mix of previous years.

Advisory Vote on Executive Compensation

At the annual meeting held on September 16, 2014, the Company conducted an advisory vote on the compensation of the Named Executive Officers and shareholders determined that future advisory votes on executive compensation would be held every three years. These votes are not binding on the Company, the Board, or the Compensation Committee.

At the 2014 Annual Meeting, 98.9% of the votes cast on the advisory vote on executive compensation proposal were in favor of the Named Executive Officer compensation as disclosed in the Proxy Statement, and as a result the Named Executive Officer compensation was approved. The 98.9% vote in favor includes the stock ownership of AB&Co. However, when shares held by AB&Co. and by the directors and executive officers of the Company are excluded from the total votes and from the votes "for" the compensation of the Named Executive Officers, the shares of Common Stock that voted “against” the compensation of the Named Executive Officers amounted to approximately 1.8% of the shares of Common Stock voted on the executive compensation proposal at the meeting. The Board and Compensation Committee reviewed these final vote results together with the other factors and data discussed in this Compensation Discussion and Analysis and determined that, given the significant level of support of the Company's approach to compensation by the broader range of shareholders, no changes to the Company's executive compensation policies and decisions were necessary. However, the Company regularly reviews its executive compensation philosophy.

To the extent there is a significant vote against the compensation of the Named Executive Officers, the Company will consider the shareholders’ concerns and the Compensation Committee will evaluate what actions may be necessary to address those concerns.

Other Governance Policies

While no formal guidelines exist, members of the Board and executive officers are generally encouraged to hold at least a nominal amount of Company stock. In no case does the Company hedge, limit or protect any shareholder from risk of loss on such ownership of Common Stock.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

The names of the members of the Compensation Committee at the conclusion of the fiscal year ended April 30, 2016 are set forth above at the end of the Compensation Committee Report. Each member is an independent director of the Company. The Company is not aware of any interlocks to report.

The Compensation Committee Report, the Report of the Audit Committee and the Comparative Five-Year Total Return graph appearing in the annual report to shareholders shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C of the Regulations of the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or to the liabilities of Section 18 of the Exchange Act.

INDEPENDENT AUDITORS

The independent registered public accounting firm selected by the Board of Directors to audit the Company’s books and records for the 2016 fiscal year is the firm of Horowitz & Ullmann, P.C., which firm also audited the Company’s books and records for the fiscal year ended April 30, 2016. It is not expected that a representative of Horowitz & Ullmann, P.C. will be present at the 2016 Annual Meeting.

SHAREHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

In accordance with the rules of the SEC, Shareholder proposals intended for presentation at the 2016 Annual Meeting of Shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting no later than May 1, 2017. The Company’s By-Laws contain other procedures for proposals to be properly brought before an annual meeting of shareholders. To be timely, a shareholder must have given written notice of a proposal to the Chairman of the Board of Directors with a copy to the Secretary and such notice must be received at the principal executive offices of the Company not less than thirty (30) (nor more than sixty (60)) days prior to the scheduled annual meeting; provided, however, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. Such shareholder’s notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (iii) the class and number of shares which are beneficially owned by the shareholder on the date of such shareholder notice and (iv) any material interest of the shareholder in such proposal.

FORM 10-K ANNUAL REPORT

Any shareholder who desires a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2016 filed with the SEC may obtain a copy (excluding exhibits) without charge by addressing a request to the Secretary of the Company at 485 Lexington Avenue, New York, New York 10017. Exhibits may also be requested, at a charge equal to the reproduction and mailing costs.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 29, 2016

In addition to mailing them to all record holders and shareholders who hold in “street name” and do not object to use of their address to receive this mailing, the proxy statement and annual report to shareholders are available at https://www.rdgir.com/value-line-inc

GENERAL

The Board of Directors is not aware of any business to come before the meeting other than that set forth in the Notice of Annual Meeting of Shareholders. However, if any other business is properly brought before the meeting, it is the intention of the persons directed to vote the shareholders’ stock to vote such stock in accordance with their best judgment.

The Company is mailing its Annual Report for the fiscal year ended April 30, 2016 to shareholders together with this Proxy Statement.

ANNUAL MEETING OF SHAREHOLDERS OF

VALUE LINE, INC.

September 29, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS' MEETING TO BE HELD ON SEPTEMBER 29, 2016:
Copies of this Proxy Statement, the form of the Proxy and our 2016 Annual Report to Shareholders are available online at https://www.rdgir.com/value-line-inc

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20600000000000000000 2 092916

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF NOMINEES AS DIRECTORS:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
- ○ H.A. Brecher
- ○ S.R. Anastasio
- ○ M. Bernstein
- ○ A.R. Fiore
- ○ S.P. Davis
- ○ G.J. Muenzer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED 'FOR' THE ELECTION OF NOMINEES AS DIRECTORS.

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ADMISSION TICKET

VALUE LINE, INC.
Annual Meeting of Shareholders
September 29, 2016
10:00 a.m. Local Time
Day Pitney LLP
7 Times Square
New York, NY 10036

If you attend the Annual Meeting of Shareholders, please bring this Admission Ticket as well as a form of government issued photo identification.

0

VALUE LINE, INC.

485 LEXINGTON AVENUE

NEW YORK, NY 10017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes and directs Howard A. Brecher and Stephen R. Anastasio and each of them, with full power of substitution, to vote the stock of the undersigned at the Annual Meeting of Shareholders of VALUE LINE, INC. on September 29, 2016, or at any adjournments thereof as hereinafter specified and, in their discretion, to vote according to their best judgment upon such other matters as may properly come before the meeting or any adjournments thereof.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

VALUE LINE, INC.

September 29, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS' MEETING TO BE HELD ON SEPTEMBER 29, 2016:
Copies of this Proxy Statement, the form of the Proxy and our 2016 Annual Report to Shareholders are available online at https://www.rdgir.com/value-line-inc

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20600000000000000000 2 092916

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF NOMINEES AS DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ H.A. Brecher
- ○ S.R. Anastasio
- ○ M. Bernstein
- ○ A.R. Fiore
- ○ S.P. Davis
- ○ G.J. Muenzer

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED 'FOR' THE ELECTION OF NOMINEES AS DIRECTORS.

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

VALUE LINE, INC.

To Be Held On:

September 29, 2016 at 10:00 a.m. Local Time

at Day Pitney LLP, 7 Times Square, New York, NY 10036

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 09/19/16.

Please visit https://www.rdgir.com/value-line-inc, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE: **ONLINE:** To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

MAIL: You may request a card by following the instructions above.

1. ELECTION OF NOMINEES AS DIRECTORS:

NOMINEES:

H.A. Brecher
S.R. Anastasio
M. Bernstein
A.R. Fiore
S.P. Davis
G.J. Muenzer

Please note that you cannot use this notice to vote by mail.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED 'FOR' THE ELECTION OF NOMINEES AS DIRECTORS.

*** Exercise Your *Right* to Vote ***

VALUE LINE, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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0000298534_1 R1.0.1.25

Meeting Information

Meeting Type: Annual Meeting
For holders as of: August 03, 2016
Date: September 29, 2016 **Time:** 10:00 AM EDT
Location: Day Pitney LLP
7 Times Square
New York, NY 10036

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report   2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 15, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000298534_2 R1.0.1.25

Voting items

1. Election of Directors

Nominees

01 H.A. Brecher
02 S.R. Anastasio
03 M. Bernstein
04 A.R. Fiore
05 S.P. Davis
06 G.J. Muenzer

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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→ 0000 0000 0000 0000

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0000298534_3 R1.0.1.25

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000298534_4 R1.0.1.25

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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